Exhibit 99.1
STOCK PURCHASE AGREEMENT
Dated as of July 21, 2005
From
The Shareholder of INROB, LTD.
To
Western Gaming Corporation

STOCK PURCHASE AGREEMENT

Stock Purchase Agreement, dated as of July 21, 2005, between Inrob Ltd., a company formed and existing under the laws of the State of Israel (the “Company”) doing business at 2 Haprat Street, Yavne, Israel 81827, and the shareholder (the “Seller”) of the Company, and Western Gaming Corporation, a company formed and existing under the laws of the State of Nevada (the “Purchaser”), doing business at 1515 Tropicana Ave, Suite 140 Las Vegas NV 89119 and Equity Capital Investments, Inc. a company formed and existing under the laws of the State of _______ (“Equity”), doing business at _________.

RECITALS

WHEREAS, Equity desires to sell some of its shares of Purchaser to the Company for monetary consideration on the terms and conditions set forth below; and

WHEREAS, the Seller desires to sell his shares of the Company to the Purchaser, for shares of common stock of the Purchaser (Sellers’ shares of common stock of the Company are hereinafter referred to as the “Shares”); and

WHEREAS, Western Gaming Corporation, the Purchaser, has offered to purchase all of the Shares.

NOW THEREFORE, in consideration of the mutual covenants and undertakings and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be bound, agree as follows:

ARTICLE I
PURCHASE, SALE AND TERMS OF SHARES

1.1.
Sale of Shares. A total of 2,057,415 post reverse split (1 for 10.98) equivalent shares of common stock of the Purchaser (equal to a majority of the current issued and outstanding shares, prior to any reverse split, currently owned by Equity shall be purchased by the Company, for a purchase price of FOUR HUNDRED SEVENTY FIVE THOUSAND DOLLARS ($475,000), at the time and place of the closing of the sale of the shares of the Company to the Purchaser, or at a time prior to such closing as described below (the “First Transaction”).

1.2.
Purchase and Sale. Following the completion of the First Transaction, the Seller agrees to sell and Purchaser agrees to purchase all but not less than all of the Shares on the terms and subject to the conditions hereinafter set forth. Currently the Company has 10,000 shares of common stock and 20 shares of preferred stock issued and outstanding, which shall be exchanged for a total of 26,442,585 shares of common stock of Purchaser, to be issued after the proposed reverse split of the shares of common stock of the Purchaser in an amount of 10.98 share of INROB for each 1 new share of the Purchaser.

1.3.
Terms. The purchase price to be paid by the Purchaser to the Sellers of shares shall be the issuance of 26,442,585 post reverse split (1 for 10.98) shares of the Purchaser. The Purchaser shall have a total issued and outstanding number of shares after the transaction and reverse split, and the issuance of 350,000 shares of restricted common shares to Frank DeRenzo, of 29,999,995 shares of common stock. When the shares issued to the Seller are combined with 2,057,415 post- reverse split shares to be acquired by the Company, the combined total of such shares shall equal 95% of the total issued and outstanding shares of the Purchaser. All shares shall be subject to the restrictions of Rule 144 of the Securities and Exchange Commission.

1.4.
The Closing. The Closing shall take place at the offices of the Purchaser, 1515 E. Tropicana Avenue, #140, Las Vegas, Nevada on July 21, 2005, (the “Closing Date”), or such other date and place as the parties shall agree to in writing.

1.5
As a condition subsequent to the transaction, Purchaser shall file the necessary documentation to effectuate a merger with the Company and to change the name of the Purchaser to INROB TEC and to complete a reverse share split of the shares issued and outstanding of the Purchaser.

1.7	Representations by the Purchaser, Equity. The Purchaser and Equity hereby jointly and severally makes the following representations and warranties to the Company and the Seller:

A. Access to Information The Purchaser, in making the decision to purchase the Shares, has relied upon the representations and warranties contained in this Agreement as well as independent investigations made by it and/or its representatives, if any.

B. Sophistication and Knowledge. The Purchaser and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares.

1.8.
Authority. The Purchaser and Equity have full right and power to enter into and perform pursuant to this Agreement and all other agreements, documents, instruments and certificates contemplated herein or related hereto (collectively the “Transaction Documents”) and make an investment in and sell shares to the Company, and this Agreement constitutes their valid and legally binding obligation, enforceable in accordance with its terms. The Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement. Upon execution and delivery of this Agreement by the parties hereto and thereto, this Agreement shall constitute the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor rights generally and by general equitable principles.

1.9.
Title. Equity is the sole record and beneficial owner of the Shares to be sold to the Company hereunder free and clear of all liens or encumbrances, save as disclosed in this Agreement and (b) has sole managerial and dispositive authority with respect to such Shares. All proxies granted with respect to such shares have been validly revoked. Upon delivery to the Company by Equity the Company will own and hold, good and marketable title to the Shares, free and clear of any and all liens or contractual restrictions or limitations whatsoever.

1.10.
Authorization. Purchaser and Equity have complied with all applicable regulations and orders in connection with the execution, delivery and performance of this Agreement, and the transactions contemplated hereby and thereby. Purchaser and Equity are not required to submit any notice, report, or other filing with any governmental authority in connection with the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby except as will be performed immediately subsequent to Closing hereof. No authorization, consent, approval, exemption or notice is required to be obtained by Purchaser or Equity in connection with the execution, delivery, and performance of this Agreement and the transactions contemplated hereby.

1.11
Brokers or Finders. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by such Purchaser or its respective agents.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE SELLER
REGARDING THE COMPANY

The Seller makes the following representations and warranties, all to the best of his knowledge, to Purchaser as of the date hereof and as of the Closing Date, unless a different date is specifically provided herein.

2.1.
Organization and Standing. The Company has been duly incorporated and is validly existing and in good standing under the laws of the Israel and has the requisite corporate power and authority necessary to own its properties and to conduct its business as presently conducted. The Company is duly qualified to transact business as a foreign corporation and is in good standing in every jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company.

2.2.	Subsidiaries. The Company has no subsidiaries.

2.3.
Capitalization. The total authorized capital of the Company consists of 500,000,000 shares of common stock, $0.006 par value per share, of which 10,000 are issued and outstanding and all of which are being acquired by Purchaser. All shares bear a restrictive legend.

2.4.
Shareholder. Exhibit A attached hereto accurately and fully reflects the name and number of shares owned by the shareholder of the Company (“Shareholder”) as of the date hereof and whether said shares are subject to any restriction on transferability. The shares of common stock of the Company issued to the persons and companies identified in Exhibit A were lawfully and properly cancelled and returned to the treasury. No individual or company identified in Exhibit A has any claim against the Company regarding the issuance or cancellation of shares of common stock of the Company.

2.5.
Options and Rights. Except as set forth in Exhibit “A”, there are no outstanding subscriptions, options, warrants, rights, securities, contracts, commitments, understandings or arrangements under which the Company is bound or obligated to issue any additional shares of its capital stock or rights to purchase shares of its capital stock (collectively, “Options”).

2.6.
Financial Statements. The unaudited balance sheets for the year ended December 31, 2004 of the Company are attached hereto as Exhibit B, and fairly present the financial position of the Company as at the dates and for the periods indicated.

2.7.
Absence of Liabilities. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) obligations not required under generally accepted accounting principles to be reflected in the Financial Statements and (ii) as disclosed on Schedule 2.7 hereto.

2.8.	deleted.

2.9.
Litigation. There is no action, suit, proceeding or investigation pending or, to the Sellers’ knowledge, is currently threatened, against the Company, except as described on Schedule 2.9 to this Agreement. The Sellers are not aware of any basis for any of the foregoing or any intent on its part to initiate any of the foregoing.

2.10.
Consents; Contracts. No consent of any party to any contract or from any authority is required in connection with the execution, delivery or performance of this Agreement, or the consummation of the transactions contemplated hereby, except for such consents that are obtained, in form and substance reasonably acceptable to Purchaser, and delivered to Purchaser at the Closing. Each material Contract to which the Company is a party is in full force and effect and is valid and enforceable in accordance with its terms. The Company has performed in all material respects all obligations required to be performed by it and (i) is not in default in any material respect under or in material breach of, and (ii) is not in receipt of any claim of material default or breach under any material Contract. No event has occurred which with the passage of time or the giving of notice or both would result in a material default, breach or event of non-compliance under any material Contract to which the Company is subject (including without limitation all performance bonds, warranty obligations or otherwise).

2.11.
Taxes. The Company has, in all material respects, paid all taxes due as of the date hereof. The Company has, in all material respects, timely filed or has obtained presently effective extensions with respect to all state, county, local and foreign tax returns (collectively, “Tax Returns”) that the Company are required to file. The Tax Returns are true and correct in all material respects and all taxes shown thereon to be due have been timely paid, with any exceptions permitted by any taxing authority not having a materially adverse effect on the Company. No penalties or other charges are or will become due with respect to any such Tax Returns as the result of the late filing thereof. The Company has either paid or established in the Financial Statements adequate reserves for the payment of all such taxes due or claimed to be due by any taxing authority in connection with any such Tax Returns.

2.12.
Compliance. The Company has, in all material respects, complied with all laws, regulations and orders applicable to their business and, except as set forth in Schedule 2.12 hereto, have all material permits and licenses required thereby. There is no term or provision of any material mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound, or, to the best of the Sellers’ knowledge, of any judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company that materially adversely affects the business, prospects, condition, affairs or operations of the Company or any of its properties or assets. To the Sellers’ knowledge, no employee of the Company is in violation of any contract or covenant (either with the Company or with another entity) relating to employment, patent, other proprietary information disclosure, non-competition, or non-solicitation.

2.13.
Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

2.14.
Brokers or Finders. The Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders’ fees, agents’ commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby or thereby.

2.15.
Disclosures. The Sellers and the Company have provided the Purchaser with all information requested by the Purchaser in connection with their decision to purchase the Shares. Neither this Agreement nor any Exhibit hereto, when read together, contains or will contain any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

ARTICLE III
Representations and Warranties of the Seller

The Seller makes the following representations and warranties to Purchaser as of the date hereof and as of the Closing Date, unless a different date is specifically provided herein.

3.1
Authorization. The Seller has full legal right, power and capacity to enter into this Agreement and all other agreements, documents, instruments and certificates contemplated herein or related hereto (collectively the “Transaction Documents”) and perform his obligations hereunder and thereunder. Upon execution and delivery of this Agreement by the parties hereto and thereto, this Agreement shall constitute the legal, valid and binding obligation of the Seller, enforceable against him or her in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor rights generally and by general equitable principles.

3.2
Title. The Seller (a) is the sole record and beneficial owner of the Shares set forth it the above recitals, which recital is incorporated herein, free and clear of all liens or encumbrances, save as disclosed in this Agreement and (b) has sole managerial and dispositive authority with respect to such Shares. All proxies granted with respect to such Seller's Shares have been validly revoked. Upon delivery to Seller by Purchaser of the Purchase Price at the Closing, each Seller will convey their respective Shares, and Purchaser will own and hold, good and marketable title to the Shares, free and clear of any and all liens or contractual restrictions or limitations whatsoever.

3.3
Authorization. The Seller has complied with all applicable regulations and orders in connection with the execution, delivery and performance of this Agreement, and the transactions contemplated hereby and thereby. The Seller is not required to submit any notice, report, or other filing with any governmental authority in connection with such Seller's execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby except as will be performed immediately subsequent to Closing hereof. No authorization, consent, approval, exemption or notice is required to be obtained by such Seller in connection with the execution, delivery, and performance of this Agreement and the transactions contemplated hereby.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser and Equity hereby, jointly and severally, represent and warrant to Seller as follows, which representations and warranties are, and as of the Closing Date shall be, true and correct.

4.1
Organization and Standing. The Purchaser has been duly incorporated and is validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority necessary to own its properties and to conduct its business as presently conducted. The Company is duly qualified to transact business as a foreign corporation and is in good standing in every jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company.

4.2	Subsidiaries. The Purchaser has no subsidiaries.

4.3
Capitalization. The total authorized capital of the Purchaser consists of 80,000,000 shares of Common Stock, par value $0.001 per share, of which, upon recalculation for a contemplated reverse stock split to be completed on a 1 for 10.98 share basis, will be 3,207,414 shares of common stock issued and outstanding, and 20,000,000 shares of preferred stock, par value $0.001 per share, of which none is issued and outstanding.

4.4
Options and Rights. With the exception of the obligation of the Purchaser to issue 350,000 restricted shares of its common stock, post reverse split and post acquisition, to Frank DeRenzo for business consulting services fully rendered to the Purchaser as of this date, there are no outstanding subscriptions, options, warrants, rights, securities, contracts, commitments, understandings or arrangements under which the Purchaser is bound or obligated to issue any additional shares of its capital stock or rights to purchase shares of its capital stock (collectively, “Purchaser Options”).

4.5
Financial Statements. The balance sheets as June 30, 2005, of the Purchaser are attached hereto as Exhibit C, and fairly present the financial position of the Company as at the dates and for the periods indicated.

4.6
Absence of Liabilities. Except as set forth in the Financial Statements, the Purchaser has no material liabilities, contingent or otherwise, other than as assumed by DeRenzo under a separate agreement.

4.7
Absence of Changes. Except as set forth on Schedule 4.7 hereto, the Purchaser has not conducted any business, since ________________ and there has not been: (a) any material adverse change; (b) any amendment or change in the Purchaser’s authorized or issued capital stock, or Articles of Incorporation; (c) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) in respect of, the capital stock of the Purchaser, any purchase, retirement, redemption or other acquisition of, any grant of any stock option, warrant or other right to purchase shares of, or the grant of any registration rights with respect to, the capital stock of the Purchaser; (d) any cancellation of, or agreement to cancel any indebtedness or obligation owing to the Purchaser; (e) any amendment, modification or termination of any existing permits or contracts, or entering into any new Contract or plan relating to any salary, bonus, insurance, pension, health or other employee welfare or benefit plan for or with any directors, officers, employees or consultants of the Purchaser; (f) any entry into any material Contract by the Purchaser not in the ordinary course of business, including, without limitation, relating to any borrowing, capital expenditure or the sale or purchase of any property, rights, or assets or any options or similar agreements with respect to the foregoing; (g) any disposition by the Purchaser of any material asset; or (h) any change by the Purchaser in accounting methods or principles.

4.8
 Litigation. There is no action, suit, proceeding or investigation pending or, to the Sellers’ knowledge, is currently threatened, against the Purchaser. The Purchaser is not aware of any basis for any of the foregoing or any intent on its part to initiate any of the foregoing.

4.9
Consents; Contracts. No consent of any party to any contract or from any authority is required in connection with the execution, delivery or performance of this Agreement, or the consummation of the transactions contemplated hereby, except for such consents that are obtained, in form and substance reasonably acceptable to Sellers, and delivered to Sellers at the Closing. The Purchaser is not party to any valid Contract. The Purchaser has performed in all material respects all obligations required to be performed by it and (i) is not in default in any respect under or in breach of, and (ii) is not in receipt of any claim of default or breach under any material Contract. No event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of non-compliance under any material Contract to which the Purchaser is subject (including without limitation all performance bonds, warranty obligations or otherwise).

4.10
Taxes. The Purchaser has paid all taxes due as of the date hereof. The Purchaser has timely filed or has obtained presently effective extensions with respect to all Federal, state, county, local and foreign tax returns (collectively, “Tax Returns”) that the Purchaser are required to file. The Tax Returns are true and correct and all taxes shown thereon to be due have been timely paid, with any exceptions permitted by any taxing authority not having a materially adverse effect on the Purchaser. No penalties or other charges are or will become due with respect to any such Tax Returns as the result of the late filing thereof. The Purchaser has either paid or established in the Financial Statements adequate reserves for the payment of all such taxes due or claimed to be due by any taxing authority in connection with any such Tax Returns. None of the Purchaser’s federal income tax returns have been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the knowledge of the Purchaser, threatened. The Purchaser has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected there from and has paid all such amounts to the appropriate taxing authorities when due. Neither the Company nor any of its stockholders has ever filed (i) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the “Code”), that the Company be taxed as an S Corporation, or (ii) a consent pursuant to Section 341(f) of the Code relating to collapsible corporations. The Company intends, pursuant to Section 368(a)1)(b) of the Internal Revenue Code that this AGREEMENT refers to a transaction that qualifies as a tax free event and is solely based on the reorganization and exchange of the voting stock of the acquiring corporation.

4.11
Compliance. The Purchaser has, in all material respects, complied with all laws, regulations and orders applicable to their business and have all material permits and licenses required thereby. There is no term or provision of any material mortgage, indenture, contract, agreement or instrument to which the Purchaser is a party or by which it is bound, or, to the best of the Sellers’ knowledge, of any state or Federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Purchaser that materially adversely affects the business, prospects, condition, affairs or operations of the Purchaser or any of its properties or assets. To the Sellers’ knowledge, no employee of the Purchaser is in violation of any contract or covenant (either with the Purchaser or with another entity) relating to employment, patent, other proprietary information disclosure, non-competition, or non-solicitation.

4.12
Books and Records. The books of account, ledgers, order books, records and documents of the Purchaser accurately and completely reflect all material information relating to the business of the Purchaser, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Purchaser.

4.13
Brokers or Finders. The Purchaser has not agreed to incur, directly or indirectly, any liability for brokerage or finders’ fees, agents’ commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby or thereby.

4.14
Disclosures. The Sellers and the Company have provided the Purchaser with all information requested by the Purchaser in connection with their decision to purchase the Shares. Neither this Agreement, any Exhibit hereto, nor any report, certificate or instrument furnished to the Purchaser or its agents in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

4.15
WESTERN GAMING Shares. The WESTERN GAMING Shares to be issued pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid, and nonassessable and free of preemptive rights.

4.16
SEC Information Furnished Concerning Buyer. For the period from January 1, 2003 to the date hereof, Purchaser has filed with the Commission those filings and reports required pursuant to the Securities and Exchange Act of 1934 (the “SEC Documents”). The audited consolidated financial statements for the year ended June 30, 2004, contained within the SEC Documents have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be otherwise noted therein) and fairly present the consolidated financial position of Buyer and its subsidiaries as of such date and the consolidated results of operations of Buyer and its subsidiaries for the year then ended. To the best of Buyer’s knowledge, as of their respective dates, the SEC Documents, including, but not limited to, the financial statements contained therein, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

ARTICLE V
CLOSING DELIVERIES

5.1 Deliveries by Purchaser. Purchaser shall deliver the Purchase Price by delivery of the Shares as set forth herein.

5.2 Deliveries by Purchaser. At the Closing, in addition to any other documents or agreements required under this Agreement, Purchaser shall deliver to Seller the following:

a.
Certificates, in genuine and unaltered form, representing all of the Shares owned by the Seller, free and clear of all Liens, duly endorsed in blank or accompanied by duly executed stock powers endorsed in blank, for transfer to Purchaser.

b.
A letter from the President confirming that the Articles of Incorporation of the Purchaser, as amended and restated are up-to-date and correct and attaching a Certificate of Good Standing from the Nevada Secretary of State;

c.
A letter from the President confirming that the Purchaser is in good standing and delivery of a Certificate of Good Standing from the Nevada Secretary of State, dated within 30 days prior to the closing;

d.	The opinion of counsel for the Purchaser in form and substance acceptable to the Sellers and Sellers Counsel as to the status of the Purchaser and the absence of any liabilities of the Purchaser.
e.
Corporate Minute Book containing all minutes of meetings of the Purchaser's Shareholders and Board of Directors as well as any actions taken by the Shareholders or Board of Directors without a meeting.

f.	Tax and accounting records of the Purchaser from inception.
g.	The original Articles of Incorporation and any amendments to the Articles as well as the Purchaser's bylaws.

h.
Letter from the Independent Auditor of the Purchaser as to the absence of any debt due to the Independent Auditor from the Purchaser, and their agreement to assist the surviving company with accounting matters in the future.

i.	Letter from the Transfer Agent of the Purchaser, attaching a Certified Shareholder List as of the date of Closing and indicating that no debt is due from the Purchaser as of the date of the Closing.
j.	Such other agreements, documents and instruments reasonably requested by Seller to effectuate the transactions contemplated in this Agreement.

ARTICLE VI
SURVIVAL OF TERMS; INDEMNIFICATION

6.1
Survival; Knowledge. All of the terms and conditions of this Agreement, together with the representations, warranties and covenants contained herein or in any instrument or document delivered or to be delivered pursuant to this Agreement, shall survive the execution of this Agreement and the Closing notwithstanding any investigation heretofore or hereafter made by or on behalf of any party hereto; provided, however, that (i) the agreements and covenants set forth in this Agreement shall survive and continue until all obligations set forth therein shall have been performed and satisfied; and (ii) all representations and warranties shall survive and continue until eighteen (18) months from the Closing Date (the “Anniversary Date”), except for representations and warranties for which a claim for indemnification hereunder (an “Indemnification Claim”) shall be pending as of the Anniversary Date, in which event such representations and warranties shall survive with respect to such Indemnification Claim until the final disposition thereof.

6.2
Indemnification by Seller. The Seller shall indemnify, defend and hold harmless Purchaser and each of the representatives, agents, successors and assigns of the foregoing (each an “Purchaser Indemnified Party” and collectively, the “Purchaser Indemnified Parties”), at all times after the date of this Agreement, from and against any liabilities, damages, losses, claims, liens, costs, or expenses (including reasonable attorney’s fees) of any nature (any or all of the foregoing are hereinafter referred to as a “Loss”) insofar as a Loss or any action in respect thereof, whether now existing or accruing prior to or subsequent to the Closing, which arises out of or is based on any material misrepresentation, material breach of any of the warranties, representations or covenants made by Seller in this Agreement or in any certificate, schedule, document attached hereto or delivered pursuant to this Agreement.

6.3
Indemnification by Equity. Equity shall indemnify, defend and hold harmless the Company and Seller and each of the representatives, agents, successors and assigns of such Seller (each a “Seller Indemnified Party” and collectively, the “Seller Indemnified Parties”), at all times after the date of this agreement, from and against any liabilities, damages, losses, claims, liens, costs, or expenses (including reasonable attorney’s fees) of any nature (any or all of the foregoing are hereinafter referred to as a “Loss”) insofar as a Loss or any action in respect thereof, whether now existing or accruing prior to or subsequent to the Closing, which arises out of or is based on any material misrepresentation, material breach of any of the warranties, representations or covenants made by Purchaser in this Agreement or in any certificate, schedule, document attached hereto or delivered pursuant to this Agreement

6.4	Third Party Claims. Except as otherwise provided in this Agreement, the following procedures shall be applicable with respect to indemnification for third party claims (“Claims”).

6.4.1
Promptly after receipt by the party seeking indemnification hereunder (hereinafter referred to as the “Indemnitee”) of notice of the commencement of any (a) tax audit or proceeding for the assessment of Tax by any taxing authority or any other proceeding likely to result in the imposition of a Tax liability or obligation, or (b) any action or the assertion of any Claim, liability or obligation by a third party (whether by legal process or otherwise), against which Claim, liability or obligation the other party to this Agreement (hereinafter the “Indemnitor”) is, or may be, required under this Agreement to indemnify such Indemnitee, the Indemnitee will, if a Claim thereon is to be, or may be, made against the Indemnitor, notify the Indemnitor in writing of the commencement or assertion thereof and give the Indemnitor a copy of such Claim, process and all legal pleadings. The Indemnitor shall have the right to participate in the defense of such with counsel of reputable standing. The Indemnitor shall have the right to assume the defense of such action unless such action (i) may result in injunctions or other equitable remedies in respect of the Indemnitee or its business; (ii) may result in liabilities which, taken with other then existing Claims under this Article VI, would not be fully indemnified hereunder; or (iii) may have an adverse impact on the business or financial condition of the Indemnitee after the Closing Date (including an effect on the Tax liabilities, earnings or ongoing business relationships of the Indemnitee). The Indemnitor and the Indemnitee shall cooperate in the defense of such Claims. In the case that the Indemnitor shall assume or participate in the defense of such audit, assessment or other proceeding as provided herein, the Indemnitee shall make available to the Indemnitor all relevant records and take such other action and sign such documents as are necessary to defend such audit, assessment or other proceeding in a timely manner.

6.4.2
Upon judgment, determination, settlement or compromise of any third party Claim, the Indemnitor shall pay promptly on behalf of the Indemnitee, and/or to the Indemnitee in reimbursement of any amount theretofore required to be paid by it, the amount so determined by judgment, determination, settlement or compromise, unless in the case of a judgment an appeal is made from the judgment, plus all other Claims of the Indemnitee with respect thereto (including legal fees and expenses). If the Indemnitor desires to appeal from an adverse judgment, then the Indemnitor shall post and pay the cost of the security or bond to stay execution of the judgment pending appeal. Upon the payment in full by the Indemnitor of such amounts, the Indemnitor shall succeed to the rights of such Indemnitee, to the extent not waived in settlement, against the third party who made such third party Claim.

6.4.3
Prior to paying or settling any Claim against which an Indemnitor is, or may be, obligated under this Agreement to indemnify an Indemnitee, the Indemnitee must first supply the Indemnitor with a copy of a final court judgment or decree holding the Indemnitee liable on such claim or failing such judgment or decree, and must first receive the written approval of the terms and conditions of such settlement from the Indemnitor. An Indemnitor shall have the right to settle any Claim against it or as to which it has assumed the defense, subject to the prior written approval of the Indemnitee, which approval shall not be unreasonably withheld provided that such settlement involves only the payment of a fixed sum which the Indemnitor is obligated to pay and does not include any admission of liability or other such similar admissions by or related to Indemnitee with respect to such Claim.

6.4.4
An Indemnitee shall have the right to employ its own counsel in any case, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless: (i) the employment of such counsel shall have been authorized in writing by the Indemnitor in connection with the defense of such action or Claim; (ii) the Indemnitor shall not have employed, or is prohibited under this Section 6.4 from employing, counsel in the defense of such action or Claim; or (iii) such Indemnitee shall have reasonably concluded that there may be defenses available to it which are contrary to, or inconsistent with, those available to the Indemnitor, in any of which events such fees and expenses of not more than one additional counsel for the indemnified parties shall be borne by the Indemnitor.

ARTICLE VII
MISCELLANEOUS

7.1
No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

7.2
Amendments, Waivers and Consents. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Sellers shall obtain consent thereto in writing from the Purchaser. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

7.3
Addresses for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth on Schedule 7.3 hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Article. All such notices, requests, demands and other communications shall be considered to be effective when delivered.

7.4	Costs, Expenses and Taxes. All parties to bear their own expenses, though Purchaser shall not be liable for any expenses hereunder which shall be borne by Equity.

7.5
Effectiveness; Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Sellers and each of them, the Purchaser and their respective successors and assigns; provided, that, the Sellers may not assign any of its rights or obligations under this Agreement without the prior written consent of the Purchaser.

7.6
Prior Agreements. The Transaction Documents executed and delivered in connection herewith constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

7.7
Severability. The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of such Transaction Document and the terms thereof shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

7.8	Governing Law; Venue.
7.8.1
This Agreement shall be enforced, governed and construed in accordance with the laws the State of New York or federal securities law where applicable without giving effect to choice of laws principles or conflict of laws provisions.

7.8.2
Sellers and Purchaser hereby jointly waive one against the other, and agree not to assert against either of them, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that any Seller or the Purchaser is not personally subject to the jurisdiction of the arbitrator, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

7.9 Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

7.10 Survival of Representations and Warranties. All representations and warranties made in the Transaction Documents or any other instrument or document delivered in connection therewith, shall survive the execution and delivery hereof or thereof.

7.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

7.12 Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents and the Shares.

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[Signature Page of Agreement Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the date first above written.

Western Gaming Corporation

BY:____________________________________________
       Lucia Piccciotte, Sole Director and Chief Executive Officer

Inrob Ltd.

BY:____________________________________________
       Ben Tsur Joseph, Sole Director and Chief Executive Officer

Equity Capital Investments, Inc.
By: _________________________________

____________________________________
Ben-Tsur Joseph

Exhibit A

Shareholders of INROB, LTD.

Joseph Ben-Tsur  10,000 shares

Bravo Holdings Inc. has conversion rights into shares of the Company as set forth in the Convertible Debenture dated as of August 1, 2004

Schedule 2.9

There is a claim by the landlord of the premises leased by the Company that the Company has an outstanding debt that has not yet been settled, the Company affirms that all payment were duly paid to the landlord. The Company shall provide a written document reflecting such statement.

Schedule 2.12

The Company currently operates without a business license as required by Israeli law.